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                                                                   EXHIBIT 10.19

                             SULPAM MADEIRAS LTDA.

                                               Brasilia, 07 de agosto de 1997
Ao

Sr. Jose Colombo de Souza Netto

N e s t a
---------

          Prezado Senhor,

          a J.B. Participacoes S/C Ltda., neste ato representando Sulpam Madeiras Ltda. e Tucurul Comercio de Madeira Ltda., por seu Presidente Sr. Miguel Pereira Barbosa e Gary Ackles, com o intuito de oficializar as varlas tratativas verbais, concernente a consultoria e assessoria comercial de V.Sa. junto a Eletronorte S.A., para a adjudicacao das glebas do lago de Tucurul -PA., onde a empresa Valcom Ltda, detinha o direito de exploracao, vimos perante V. Sa, aceitar a proposta de contrato de trabalho e de remuneracao que sera de 10% (dez por cento) sobre o valor de pauta medio, por especie, constante do boletim de precos de produtos primarios (madeira em tora), da Secretaria da Fazenda do Estado do Para, sendo hoje este percentual aproximadamente de R$1,25 (um real, vinte e cinco dentavos), por metro cubico.

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                              SULPAM MADEIRAS LTDA.

     Saliente-se ainda que, o contratado somente tera direlto a remuneracao acima dimensionada, quando da adjudicacao por uma destas empresas das referidas glebas, bem como quando da constatacao da viabilidade economica, a ser definida em no minimo de 40 (quarenta) metros cubicos de madeira em tora por hectare, quando tambem fara juz da quantia de R$50.000,00 (cinquenta mil reais).

     Ressalte-se que, a importancia acima dimensionada sera liquidada 50% (cinquenta por cento) pelas empresa descritas e o restante pelo Sr. Gary Ackles.

     A presente correspondencia tem carater obrigacional, que apos o aceite de V.Sa tera forca contratual e de titulo executivo.


                                Sem mais'para o momento,
                                Atenciosamente,

                                /s/
                                ----------------------------
                                J.B. Participacoes S.C. Ltda.

                                Sulpam Madeiras Ltda.
                                Tucurui Comercio de Madeira Ltda.

                                /s/ G Ackles
                                ------------
                                Gary Ackles

                                /s/ Jose Colombo de Souza Netto
                                -------------------------------
                                 Jose Colombo de Souza Netto
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                             SULPAM MADEIRAS LTDA.

                                                    Brasilia, 07 of August, 1997

Sr. Jose Colombo de Souza Netto
Nesta


To JB Participacoes S/C Ltda., on it representin Sulpam Madeira Ltda. and Turcurui Comercio de Madeira Ltda., by the President Mr. Miguel Pereira Barvosa and Gary Ackles, with the objective of officialize many verbal agreements, concerning the consulter and commercial advisory body of the owner together with Eletronorte S.A, to the adjudication of the lands of the lake in Turcurui - PA., where the company Valcom Ltda., retained the rights of exploration, we came before you to accept the proposed contract of work and of remunaration that will be 10% (ten percent) of the value of medium guide lines, per specie, as per the bulletin of prices of primary products (log), of the Secretaria da Fazenda do Estado do Para, being today this value is approximately R$1.25 (one real and twenty five cents) per M/3/.

However the contract will have the payment above structured, at time of the adjucation for one of these companies of the referred lands, as well as when the economic viability is verified to be as defined as at least 40 (forty) cubic meters of wood in logs per hectare, and also of sufficient quantity equal to, or exceeding R$50,000.00 (fifty thousand Reals).

Verifying, that the important above mention. Structure will be liquidated 50% (fifty percent) by the companies described and the rest to Mr. Gary Ackles.

Regarding the present correspondence that has obligation that after it has been the characteristic accepted by Mr. Ackles will have contractual power and executive title.



                           ___________________________
                                JB Participacoes
                             Sulpam Madeiras Ltda.
                        Tucurui Comercio de Madeira Ltda.



                           ___________________________
                                   Gary Ackles



                           ___________________________
                           Jose Colombo de Souza Netto